UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

April 27, 2015
Date of Report (Date of Earliest Event Reported)

UNI-PIXEL, INC.
(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	75-2926437
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8708 Technology Forest Place, Suite 100 The Woodlands, Texas 77381
(Address of Principal Executive Offices)

(281) 825-4500
(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 27, 2015, Uni-Pixel, Inc. held a conference call to discuss matters relating to the change in its overall business strategy, including the acquisition of assets and licenses from Atmel Corporation and CIT Technology Ltd. and the sale of its Senior Secured Convertible Promissory Notes together with Warrants, both of which were completed on April 16, 2015. A transcript of the conference call is furnished as Exhibit 99.1 to this report and is incorporated herein by this reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Transcript of conference call of Uni-Pixel, Inc. held on April 27, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Uni-Pixel, Inc.
(Registrant)

Date: April 29, 2015	By:	/s/ Jeff Tomz
Jeff Tomz
Chief Financial Officer